SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: June 22, 2000




                        GENUS INTERNATIONAL CORPORATION
                                 --------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


                                Phillips 44, Inc.
                              --------------------
                     (Prior name of corporation pre-merger)


Wyoming                       0-26855                  84-1402775
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          pre-merger)
pre-merger)

Wyoming                       0-26855                  74-2960356
-----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)



                1237 South Val Vista Drive, Mesa, Arizona 85204
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (480)807-1235

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

     The Company is a successor registrant pursuant to Section 12(g)3 of the Securities Exchange Act of 1934, by virtue of a statutory merger of the Parent, Genus International Corporation, a Delaware corporation, and its wholly owned subsidiary, Phillips 44, Inc., a Wyoming corporation, with Phillips 44, Inc. being the survivor, but changing its name to Genus International Corporation.

     In May 2000 Genus International Corporation completed a Share Purchase Agreement with shareholders of Phillips 44, Inc. in which Genus International Corporation, a Delaware corporation, acquired all of the shares outstanding of the Registrant for the purposes of accomplishing a merger of Phillips 44, Inc. and Genus International Corporation. The merger was completed in June, 2000.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

BUSINESS SUMMARY

     Genus International Corporation, was established as a Delaware corporation, (the "Company"), to develop and deploy innovative products and services in the field of information technology to the health, fitness and leisure industries. The Company, headquartered in Mesa Arizona, has developed a number of applications, which combine the technologies of the Internet with consumer-carried smart and optical memory cards. This union between a secure credit-card-sized data storage device and the rapid growth and development of web-based technology makes possible a wide variety of consumer-centered applications -- including a truly portable medical record, secure consumer identification, clinical diagnostic and treatment support as well as e-commerce in the health-fitness and related industries.

     The Company is committed to develop and use the latest in this combination of technologies to provide and deploy a continuous flow of products and services to a global consumer marketplace. We believe that our products can do much to overcome what has become known as the "digital divide" by helping consumers understand the true power of the digital revolution.

     In June, 2000 the Company merged with a Section 12(g) Registered company, Phillips 44, Inc., a Wyoming corporation. This merger will allow the Company to access the necessary capital resources required for it to realize its next level of development.

OBJECTIVES

     The Company's overall objective is to become a leader in the field of Health and Fitness Infomatics by capitalizing on proprietary technologies with unique application to the everyday needs of the consumer. The Company's strategy is to focus initially on commercializing and launching products that facilitate consumer contact and interaction with the health and fitness "system". The initial product will be an electronic "Portable Personal Data Card" that is carried by and used by the consumer to access this system and conduct transactions within it. To achieve the efficient deployment of our products, the Company will provide through partnering, networking, or enhancements to existing facilities and organizations, an orderly marketplace to attempt to leverage the power of the Internet. We expect that our Website will become a portal for access to the health and fitness industry.

MISSION

      The corporate mission of Genus International Corporation is:

1. To develop and market to consumers and providers, tools and know-how together in products that utilize-state-of-the-art information technology as it facilitates positive outcomes in the health-fitness and leisure time industries.

2. To provide our clients with services and products of the highest quality and ethical standards.

3. To attempt to make a profit and to attempt to generate the cash necessary for growth, none of which can be assured.

4. To attempt to provide our employees with a rewarding work environment and fair compensation, together with opportunities for career growth and training.

5. To provide our shareholders with consistent and competitive earnings and an attempt to provide a reasonable return on their investment, none of which can be assured.

6.   To be a good corporate citizen in the communities where we operate.

HISTORY OF THE COMPANY

     Genus International Corporation, a Delaware corporation was originally incorporated as Pesch and Company in 1985. For the next two years, it was involved in the development of Hospitals and Health Care systems. The Company founded and financed the startup of Health Resources Corporation of America
(HRCA), a private hospital company. Shortly after its founding, HRCA became a publicly traded company through an IPO and later merged with Republic Health Corporation to become the 5th largest Hospital Company in the U.S. In 1987, Pesch and Company changed its name to Genus International Corporation and financed and formed a new company, Genus Technology Corporation, a Delaware corporation. The new company was formed to pursue the development of information technology as it relates to the health care industry and as such became the active business entity of the Genus Group.

     Genus Technology Corporation has now reached the point in its development where it is in a position to proceed with the commercialization and deployment of its products and services. In order to accomplish this, Genus International Corporation will act as a holding company and will be the parent company for the implementation of the business strategy contained in this business plan.

     From the time of its formation in 1986, Genus Technology Corporation ("genus-tc") has been involved in the development of the Optical Memory Card and its application to data management in the Health Care system. Drexler Technology Corporation first introduced optical card technology in the mid 1980's as a methodology for storing and retrieving digital data in a compact and easily portable device. Because the device, called the LaserCard has a very large storage capacity, it seemed readily adaptable for use in the development of a portable medical record. Genus-tc acquired one of the first worldwide licenses for use of the technology in this application. In a joint venture relationship with Drexler and CSK in Japan, genus-tc developed several initial applications including an insurance verification program as well as a patient registration program for the hospitals in the Republic Health Hospital system. However, while useful, reliable and secure, the introduction of the technology was hampered by the lack of a broad-based infrastructure to support the read-write technology of the card as a stand-alone solution to the storage and retrieval of vital medical data.

     Since that time, Optical Memory Card technology has gained increasing acceptance in a variety of applications and has been established as a robust and proven method for the secure storage of digital information. As an example, the US Immigration and Naturalization Service is utilizing the technology for the Green Card program. In addition, the industry has established both national and international standards and technical specifications, which has led to dramatic improvements in the performance and availability of both hardware and software. Also, Olympus and Dai Nippon Printing in Japan have both secured a manufacturing license to produce both the Optical Card and the Reader/writer, thus ensuring more than a single source for the components of the technology.

     Finally, the dramatic recent developments in the Internet have created the opportunity to access the databases necessary for use of the Optical Card as the secure key to the immediate availability of vital data at the "point of use". These developments now make it possible for every individual to have access to personal medical and other records in "real time".

     Genus-tc has participated in the development and has acquired the rights to purchase the program called HEALTH ADVANTAGE(C) that, when coupled with the Optical Memory Card, places the individual at the center of the information process. Health Advantage(C) consists of an intelligent relational database composed of interactive modules. It is designed for the compilation, storage and management of the information necessary to optimize the hierarchy of decision-making and the organization of services that must occur in the complex systems that make up the health care industry and its delivery network. The individual modules are adaptable to other applications as well, making it a multi-purpose platform for enabling the development of a variety of products that will provide the suite of products to be deployed by Genus International Corporation.

COMPANY OWNERSHIP

     Once the Company begins trading its common stock, it will be capitalized by the sale of common stock to a group of outside investors. As part of the use of the proceeds from this sale of common stock, the Company will make an investment in Genus Technology Corporation. This investment will allow Genus Technology Corporation to complete the development of the Health Advantage program. Shortly thereafter, it is anticipated that the shareholders of Genus Technology Corporation will exchange their stock in Genus Technology Corporation for shares in Genus International Corporation. As a result, Genus Technology Corporation will become a wholly owned subsidiary of Genus International Corporation. Thereupon, the assets and business of Genus Technology Corporation will become the core of the Information Technology business of Genus International Corporation and provide the base for its business development and become one of its principle operating companies.

PRODUCTS

     The Company's products are prescriptive. They provide the user with the proprietary know-how and product content necessary to enable that person to have a step-by-step remedy for everyday problems. Since our products will utilize Smart and Optical Memory Card Technology, we call this "MyCard"'(C) technology. Our customers will acquire and use our products and related services because of the benefit they provide. They will buy and use them for the reassurance that the job they do is done completely and done well.

     The Company's product development strategy is not to provide complete vertical integration of all components. Rather it recognizes that long-term product life depends on providing products that "enable" end-users to benefit through building-block technologies. Microsoft stands out as a company that has utilized this "software is different from hardware" strategy.

      MYCARD(C)

     Each user of one of the products or services we deploy will have an Optical Memory Card or a Smart Optical Card issued to him or her by an issuing authority or provider. The card will be manufactured with factory encoded Micro-imaging and Serialization with an optical watermark embedded in the media which cannot be added or duplicated later. Each card will have a serial number laser engraved to the bonded inner core of the card. During the card issuing process, personal identity information together with critical personal information will be encoded onto the optical media using secure reader/writers. This secure, permanent digital file is non-counterfeit able, and ensures that each card will become the property of a single user.

     Each MyCard(C) will provide the user with up to 4.1 Mbytes of secure, optical data capacity that is updateable at a sector level, making it usable for data storage for multiple card applications. Each sector can have varying levels of data security as well. Access time to complete the biometric verification of ownership and to record access date and time is approximately six seconds. For certain applications, MyCard(C) will be fitted with an I.C. chip.

     MyCard(C) utilizes industry standard personal computer hardware and is multi-platform based software compatible, making it affordable, scalable and easy-to-use. Its high security and unique data capacity features make it distinct from other card-based technologies such as "Chip" and magnetic stripe cards which serve primarily as "access and egress" keys for large on-line databases of information. In contrast, MyCard(C) is capable of putting actual information on the card itself and putting this information in the hands of the user so that it is available at the point of use wherever and whenever that occurs. This feature is invaluable in the ever increasing global environment where most people will have to operate and where information is stored in large decentralized databanks that are not connected by networked on-line information systems and thus not readily available.

      THE-CARD(C)

     For applications that do not require the high degree of personal security, but where the permanent storage of large amounts of digital data on a portable medium are needed, The-Card(C) would be deployed to clients. Such applications might involve creating archives for storing hard copy or publishing books or distributing files or documents that might not be secure on the Internet. The Company intends to assist in the development of such applications through its user support services.

      HEALTH ADVANTAGE(C)

     Health Advantage(C) will be a flagship product for the Company. It is a client/server application written in Visual Basic. Because of its proprietary features, rich content and modular platform, it provides an easy-to-use and cost-effective true personal data record platform. Health Advantage(C) is capable of storing the full spectrum of patient information, including diagnostic quality MRI, CT, ultrasound and X-ray images, lab testing, pharmacy records, EKG, EEG, emergency, ICU, and other current and historical data. In addition, Health Advantage(C) and its client-server software are capable of performing a full range of audit-trail and other practice management functions. The Company will undertake patent protection for its proprietary features of data protection and recovery as well as its intelligent features.

     Genus-tc and Dr. Pesch have been involved with the development of this product and as a consequence, genus-tc has a partial ownership interest. A brief description of its development, credibility and some of its features is as follows:

     BACKGROUND. In response to a common interest and after approval of the concept by the council members in charge of the health sector in the Swiss Cantons of Geneva and Neuchatel, the following entities

o Unicible (a Swiss Corporation in charge of the information processing for the four French speaking cantonal banks)

o    The Division of Medical Information of the University Hospital of Geneva

o    The Neuchatel Foundation of Health Information

o    The Association of Physicians of Geneva

o    The Federation of Physicians of Switzerland

     Proposed the introduction in the four French-speaking cantons of Switzerland, a Communication Network for Patient Information that would allow common access to individual patient information by all entities involved in the health care system.

     The architecture for the resulting program, Dossier for Patient Information ("DPI"), was designed around the following considerations:

O ORGANIZATION OF PATIENT INFORMATION. Diverse studies in Europe and the U.S. indicate very clearly that the availability of information concerning the individual patient as he/she is treated in the "chain of the health care system" is of paramount importance in ensuring the highest quality of care.

O EFFICACY AND CONFIDENTIALITY. The combination of data processing technology and the state of telecommunications permit a restructuring of the patient file of information that allows for integration to occur between patient, diagnostic, and treatment information with secure access that preserves professional confidentiality as well as respect for the privacy of the individual.

O CONTROL OF COSTS. It is logical to conclude that a program designed to provide good organization and accessibility to patient information, will be an essential ingredient to the formulation of public policies for control of the explosion of costs that is occurring in the health care sector.

      Within this context, the principal objectives of the DPI Program were to:

     1.   Improve the quality of health care.

     2.   Increase the productivity of health professionals and facilities.

     3.   Respect the confidentiality of patient information.

     4. Place at the disposition of government authorities the information that will allow rational political and economic decisions related to health care issues.

     5.   Aid in clinical research.

     6. Contribute to the application and utilization of new technologies for improvement in the treatment of disease and the care of the patient

     Development of the DPI Program was organized under the supervision and direction of the DPI Foundation, a body composed of representatives of both the private and public sector. The eventual function of the Foundation is to deal with the fundamental questions and issues of protection of the data of individuals as it relates to the use of that information in meeting the needs of patients for medical and health care. In carrying out its function, the Foundation will be responsible for the quality of the Program and for protecting the interests of both the patients and the health care providers in conformity with the highest ethical standards

     THE "HEALTH ADVANTAGE" PROGRAM In order to implement the DPI Program at the level of the patient and physician, CDS Theoreme S.A. ("THEOREME"), a Swiss corporation specializing in the development of innovative products in the field of information technology, in partnership with UNICIBLE, an Informatics Company based in Lausanne, Undertook the responsibility for developing the electronic medical record system which is the basic building block of the DPI Program. This electronic medical record system, registered in the name of Health Advantage(C), is copyright protected and is owned currently by THEOREME and UNICIBLE.

     Health Advantage(C) consists of an intelligent relational database composed of interactive modules. It is designed for the compilation, storage, and management of the information necessary to optimize the hierarchy of decision-making and the organization of services that must occur in the complex systems that make up the health care industry and its delivery system.

     By the end of calendar year 2000, THEOREME and UNICIBLE will complete the development of Health Advantage(C) and be prepared to introduce Version 1.0 of the program into the Swiss Health Care Market.

     The original intent of THEOREME, UNICIBLE and DPI was to market Health Advantage(C) to physicians as a software program for use in a national health care network using regional network relationships as well as the resources of the Internet. However, functional analysis of the deployment of the program and data security parameters made it evident that an access key must control entry to and egress from the information system. This led to the integration of a patient health card with Health Advantage(C).

     In order for the patient health card to function as a true "Carnet de Sante", it had be secure and be able to function as a portable medical record storage device. Both THEOREME and UNICIBLE CONCLUDED that the Optical Memory Card is ideally suited for this application.

     THE INFO-MEDI-CARD(C) Simultaneously with the decision by THEOREME and UNICIBLE to integrate a patient health card in Health Advantage(C), a number of different Swiss governmental agencies had expressed publicly, their interest in promoting and deploying a health card in Switzerland. For example, the State's Health Department, has issued a postulate calling for the introduction of a health card, and has established collaboration among the different national offices concerned to activate such a program for all of Switzerland over the next two years.

     In order to implement Health Advantage(C) with the portable patient medical record, Doctor Eric Hauf, the President of THEOREME has asked that genus-tc become a partner with them in establishing a new company in Switzerland to be known as INFOMEDICS. MyCard(C) will be adapted by Infomedics to become the health card for Switzerland, which is to be known as the info-medi-card(C). As a result of subsequent negotiations, on January 6, 1999 the Board of Directors of Unicible together with Doctor Hauf, the President of THEOREME, signed a DEFINITIVE ASSET PURCHASE AND SALE AGREEMENT (The " Agreement ") whereby the Company agreed to purchase all of Unicible and Theoreme's rights and materials concerning the project developed by Unicible and Theoreme for a purchase price of Five Hundred Eighty Thousand Swiss Francs (580,000 CHF) together with One Percent (1%) o the common stock of the Company under terms and conditions defined in the agreement. The Agreement is conditioned upon the Company providing Unicible and Theoreme with an acceptable Business Plan and a demonstration of likely viability and profitability over he next three years. When the Agreement is implemented, the Company will be the owner of all of the products Health Advantage(C).

THE COMPANY WEB SITE

     While not a product in a traditional sense, the Company's web site will be an integral part of the way we will do business. The Company currently has a web site under development. It is hosted by Altaway Technologies. The URL address of the home page is www.genus-tc.com. Other Domain names that the Company owns are mycard.org, the-card.org, and health-advantage.net. It is the Company's goal to have its web site become the primary portal for MyCard holders to access resources on the World Wide Web.

     It is becoming clear, increasingly, that simply having a browser does not ensure that users have universal or equal access to all the riches of the net. Therefore, our web site must provide an environment for information retrieval and integrate tightly, the thin-client I/O devices for the card technology with the desktop, the browser and the server for the system. The success of this effort, which is not assured, will depend on the Company's ability to satisfy the content needs of our customers on a personal basis, and at the same time provide the ability for users who need to view data through thin client devices such as digital assistants, cell phones and pagers to meet their needs. The resulting convergence of web publishing of data, document management, and personalization will require the development of web publishing tools with the ability to customize content and at the same time deliver information to mobile devices.

     Since our concept here is to make the Company web site a personal extension of MyCard(C) technology into the environment of the Internet, we do not see the web site as a profit center. Rather it is a support system with rich content for our products and their effective and efficient use by our customers and members. Thus, mycard.org will not become just a mailbox or a file download site for our customers, but a completely personalized virtual Internet home for the user to operate wherever he may be and for whatever need he may have. As such, the Company anticipates having in its senior management structure a Chief Web Officer (CWO) tasked with the responsibility for overseeing every aspect of the Company's web activities.

TECHNOLOGY

     THE OPTICAL MEMORY CARD. The Optical Memory Card is an advanced card technology and brings 4.9 megabytes of non-erasable digital data storage to the consumer's wallet. The Optical Memory Card has significant capacity, security, versatility and durability advantages over all other card storage technologies. The Company believes that over the next decade, the Optical Memory Card has the possibility to become the portable data card of choice in everyday medical, government and business environments. Features that make the Optical Memory Card superior to all other technologies include:

o    Permanent, nonvolatile, updateable recording

o    Durable media and card construction

o    High data capacity

o    Supports   all  types  of  data   encryption   and  digital   signatures  o
     Exceptionally high difficulty of forgery or tampering

o    Detectable if data has been intentionally tampered or damaged

o Eye readable, updateable, machine written data, watermarks and security codes

o Capable of accommodating new applications at essentially no additional card cost

o Compatible with other data storage technologies - magnetic stripes, bar codes, machine readable text and I.C. chips

o    Supports  Embedded  Holograms  and other  enhanced  security card options

o    Simple, secure data backup.

     The Optical Memory Card uses WORM (Write Once Read Many) optical recording technology. This allows data to be added or updated, but never deleted or erased. WORM recording technology provides a permanent record of all additions, changes and attempted deletions.

     The Optical Memory Card contains a reflective optical recording medium encapsulated between transparent, protective layers. Information is stored digitally on the card in binary code of "1" or "0" dots that are represented by either the presence or absence of physical "spots" on the recording media. These "spots" are microscopic in diameter - as small as 2.25 microns. The smallest size spot the human eye can see is about 20 microns in diameter.

     Optical Memory Cards are made of polycarbonate, a rugged plastic used in jet-fighter canopies. It is estimated to be 1,000 times more durable than PVC credit card material. The reflective appearance of the topmost layer of optical recording media is created by a high concentration of nonfilamentary silver in a matrix. This increases recording sensitivity by enhancing laser energy absorption. An encapsulation layer protects the optical media from dust and scratches, and maintains date integrity by keeping dust particles out of focus when reading/writing with the laser beam. The encapsulation layer is over coated with an acrylic hard-coat to further protect it from surface abrasion and scratches.

     On September 1995 the International Organization for Standardization (ISO) approved for publication an international standard for laser recordable digital optical memory cards, including the method of writing and reading data on the cards. The ISO standards have been designated ISO/IEC 11693 and 11694. The approval of the ISO standard, after more than five years of effort in numerous countries, confirms the worldwide acceptance of the Optical Memory Card as an important portable data-storage device.

     The Optical Memory Card Reader/Writer is an external SCSI II device. It is accessible in network environments including Novell, Unix and Windows NT with device drivers that are available from Drexler Technology Corporation and Olympus, the manufacturer of the Optical Memory Cards used by the Company. Using these device drivers, the optical card drive appears as the next logical disk drive in the system. The device driver allows standard directory structure for access by standard application software without system modification. The device driver can emulate erasing or deleting data on the permanent WORM optical media. Each 4.9 Mbyte capacity Optical Memory Card has 2583 tracks and supports variable sector sizes on a track-to-track basis. This allows the Optical Memory Card to store multiple applications and still have room to add, update and archive files.

     The Optical Memory Card File System (OMCFS) DLL is a simple and standard way for applications to store data on the card. The OMCFS DLL handles all access to the card, including file direct sector access. The OMCFS is not part of any operating system (as is the device driver), so access to the card is available only from within the application (or related application) that created the card. In other words, Windows "File Manager" or "Explorer" does not see the reader/writer as a logical drive in the system and files on the card not show up on a "DIR" command in a DOS window. This feature provides high security and protection of data between applications.

     HARDWARE. The Optical Memory Card Reader/Writer handles all Reading and writing from and to the card. Currently, there are two manufacturers of Reader/Writers; Conlux and Olympus. Drexler Technology has also begun to have Reader/Writers manufactured for direct sale as well. At the present time, there is not Read Only hardware available, nor is there a portable model available. Canon had developed a portable Read-Only device but as yet it is not available and it is not known whether or not they will continue to develop it. Genus-tc, under the terms of its license, can undertake to have hardware developed to its own specifications, and if necessary or desirable, we will do so.

     The Reader/Writer is connected via an SCSI interface to a PC which is either a stand-alone device or is networked to a server. Either the PC or the server, acts as a "gateway server" that allows data input to the card or reading data from the card to be done either by the PC itself or by a variety of "thin client" devices from various locations. Thus, the Optical Memory Card becomes the assembly point for data as it is developed at the point of use. Neither the operating system, nor the application programs interfacing with the card are resident on the card. Rather, the card functions as a true "Data Card" for the system. At the end of the transaction or procedure, all data that is being used by the system plus newly created data is returned to the card and the updated card is then returned to its owner. This data recovery feature is a proprietary part of the Health Advantage(C) program and insures security of the personal data.

     With regard to the Health Advantage(C) program, certain data that is required for the efficient operation of a clinic or hospital can be hosted on the gateway server, or even placed on an intranet or the Internet itself. However, this could only be done with the full approval of the individual. Even in this circumstance, access would require the use of MyCard(C) acting as the key.

     AVAILABILITY. The ability of the Company to deploy its products depends upon an adequate supply of Optical Memory Cards and Reader/Writers. Genus-tc owns a worldwide license for the Drexler technology. However, the capacity of card production at Drexler's manufacturing facility is limited to about four million cards per year. The reader/writer supply is limited by the current output of Conlux. However, genus-tc is negotiating currently to become the U.S. distributor for the Olympus technology. The Company believes that it will be able to inventory and supply adequate Optical Memory Cards and Reader/Writers to meet its market projections for deploying its products.

     SOFTWARE. Software to effect the interface between the Card, the Reader/Writer and the Server System is available from both manufacturers of the Reader/Writers. The device drivers for the Reader/Writers operate with a wide variety of operating system platforms including MS DOS, Windows 3.1, and Windows 95/98. In addition, there are Libraries (DLL) for Windows 95/98/NT as well as for Macintosh. The operating system of choice for Health Advantage(C) as of now is Windows NT. For the foreseeable future we believe it offers the best operating platform for our products.

     Currently, genus-tc is undertaking the evaluation of a variety of thin-client operating systems as platforms for the hand-held I/O device for Health Advantage(C). Because of existing market acceptance, we believe that a multi-platform approach using the Palm OS and Microsoft Windows for Pocket PC will be deployed.

     Application software will, for the most part, be composed of proprietary software published and distributed by the Company. However, application developer tools will be made available so that, under licensing agreements with the Company, client development of software applications can also take place. Genus-tc plans, as a part of its growth strategy, to acquire, when the opportunity arises, rights to applications and technology that fit its product development and marketing strategy.

MARKET STRATEGY

     Genus-tc, in partnership with CDS Theoreme and Unicible, has developed Health Advantage(C) as a software program application to be licensed and deployed in conjunction with Smart Optical Card Technology to provide for the control and management of the confidential information necessary for the care, medication and consultations required to provide efficient and cost-effective medical and preventive health care of each individual. It is designed for use by managed care organizations, physicians, clinics and hospitals as well as support services in the fitness and prevention sector of the health industry as well.

     Health Advantage(C) is designed as a modular platform, parts of which can be adapted for a wide variety of applications. All applications are based however, on MyCard(C), a permanent, non-volatile portable storage device the size of a credit card that stores up to 4.9 Mbytes of text and all types of image, voice and other digital data. When utilized to implement the full features of Health Advantage(C), MyCard(C) will become a Personal Portable Medical Record for the cardholder.

     Medical records are a critical component of the health care process, providing a "living" record of a person's care and treatment history. A significant challenge for both patient and physician in the care process is maintaining ready access to critical medical record information, particularly when care is often given at different locations and patients may change residences or locations frequently. Over the past decade technology has advanced to the pint where the prospect of creating a computerized medical record, available on-line and in real-time has become the focus of great industry attention  and  effort.  Much of this  attention  has  been  on  establishing  a
standardized   medical   record  format  that  would  allow  for  the  universal
communication of medical information nation-wide or worldwide, and would simplify the record keeping process. Because of the tremendous variation in the form and content of medical records across the spectrum of insurance carriers, HMO, hospitals, clinics and physicians, creating a standardized medical record has proven to be an almost impossible challenge.

     While it may be possible ultimately to adopt a standardized medical record and that technology will advance to the point where a national database of patient record data will be available on-line, this is simply not possible today. Nor does the individual have control of either the data relating to personal health or access to it. Genus-tc believes that its products will offer an immediate and cost-effective solution to the problems of medical records access and communication. Rather than taking a technology centered approach - trying to place information on-line and in massive databases, Health-Advantage(C) makes use of the individual as the center of the information process and does so by placing each individual in control of their critical health information and does so in a way that is technically feasible using robust and proven technology and is cost-effective to patient and provider alike. In an era of cost containment, this approach offers tremendous advantages over any other available solution.

     INITIAL PRODUCT DEPLOYMENT The initial market introduction of the Health Advantage(C) program will be in Switzerland. This is by mutual agreement with the companies partnering with genus-tc in its final development. The optical memory card utilized in this venture will be known as the HEALTH ADVANTAGE INFO-MEDI-CARD(C). Version 1.0 will be completed and released by the end of year 2000. Over the next three years (by the end of 2003), it is our expectation that at least 1.5 million Info-Medi-Cards will be in use in Switzerland and that the Info-Medi-Card will be functioning as the Health Card for Switzerland and will be in process of issuance to all citizens of Switzerland.

     Beginning in May 2000, genus-tc will finalize the Identity and membership registration module of the program for MyCard(C). Within the same time-frame, the membership web site will be developed and implemented. Then, beginning in September, MyCard(C) will be deployed to 35,000 members of a European Travel Club as the membership credential. This initial issue must be completed by the end of 2000. Thereafter, an additional 50,000 membership packages will be issued each year until a total of 250,000 memberships are realized.

     Thus, the initial market introduction will focus on the final development and deployment of products into three segments of the market, namely: Secure identity, Health Care, and Membership Organizations. The combination of these three market entries will have as one of its key objectives, the placement of sufficient infrastructure to insure a viable market. Once the infrastructure is in place, added users can be integrated into the market at very little cost, thus maximizing the cost effectiveness and profitability of the supporting infrastructure.

     The revenue model for each market segment is based on two revenue streams. The first is the sale or lease of the software and hardware, including the Optical Memory Cards. The second source of revenue is derived from transaction fees. It is contemplated that each user card will generate fees payable to the Company for each user-provider transaction that is carried out and logged onto the card or into the server system of the provider. These transactions will cover the full spectrum of transactions that ordinarily are carried out using "card transactions", including financial transactions.


COMPANY LOCATIONS AND FACILITIES

     The corporate headquarters for the Company is located at 1237 South Val Vista Drive, Mesa, Arizona 85204. Under the terms and conditions of the contract to acquire the program Health Advantage(C), the Company is required to establish a Swiss subsidiary for the completion of the product and for its deployment in the European market. This will be accomplished with the cooperation of CDS
Theoreme and Unicible, two Swiss corporations partnering with genus-tc as explained later in the plan.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

     As a result of the merger, the new officers and directors of the Company are:

     WILLIAM A. YOUNG, SR., Age 45, Mr. Young serves as President, Chief Executive Officer and a Director of Genus International Corporation. He joined the Company in the fall of 1999 to spearhead its growth and development in the health, fitness and related information technology industries.

     Mr. Young began his career in business and corporate management in 1987 when he joined Tomaso Construction Company. He advanced rapidly in the management of this bridge construction company and served as Superintendent of equipment control and inventory until he sustained a severe industrial accident in October 1989 that left him unable to walk or return to active employment.

     After recovery from the acute injury, he was moved to Phoenix, Arizona where from 1989 until 1996 he underwent an intensive rehabilitation program at Barrow's Neurological Center. In 1997, he was able to resume his career in business management.

     From 1997 to 1999 he was with HealthTech International, Inc., a company active in all aspects of the personal fitness industry as its Public Relations Director. He became President of the company within a year. Genus International Corporation was able to recruit Mr. Young from HealthTech to his present position in the fall of 1999.

     Mr. Young received training at the National Fire Academy at Emmetsburg, Maryland in 1981 and was certified as an Intermediate Emergency Medical Technician in 1981.

     SANDRA L. YOUNG, Age 46 Ms. Young is Secretary of Genus International Corporation.

     From 1980 until 1988 she was Manager for Administration and Finance for Leach Home Health Care. In 1991, she became Restaurant Manager for a Franchise Restaurant company and was responsible for all operations at several sites. After five years in this position, she joined HealthTech International in 1997 where she served as Secretary and Director of the company until 1999.

     During her tenure at HealthTech,  she was responsible for  establishment of corporate records and retrieval systems and for the institution of administrative and management policies. She held that position until she was recruited to her current position in Genus International Corporation.

     Ms. Young is certified as an Emergency Medical Technician.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements - December 31, 1999
                               - Unaudited - March 31, 2000
                               - Consolidated Pro Forma May 31, 2000

          Exhibits -          10.1 Share Purchase Agreement
                              10.2 Agreement and Plan of Merger
                              10.3 Articles of Merger - Wyoming
                              10.4 Certificate of Ownership & Merger - Delaware
                              10.5 Definitive Asset Purchase & Sale Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 22, 2000                            Genus International Corporation


                                                By:/s/William A. Young, Sr.
                                                ---------------------------
                                                President

                         GENUS INTERNATIONAL CORPORATION
                              Financial Statements

                                C O N T E N T S

December 31, 1999

     Independent  Auditors' Report . . . . . . . . . . . . . . . . . . .F-1

     Consolidated Balance Sheet as of December 31, 1999. . . . . .      F-2

     Consolidated Income Statement For The Year Ended
         December  31, 1999          . . . . . . . . . . . .  . . . .   F-3

     Consolidated Statement of Stockholders' Equity For The Year Ended
         December  31, 1999          . . . . . . . . . . . .            F-4

     Consolidated Statement of Cash Flows For The Year Ended
         December  31, 1999  . . . . . . . . . . . . . . .              F-5

     Notes to the Consolidated Financial Statements . .. . .            F-6-F-7


March 31, 2000 (Unaudited)

     Cover Sheet                                                        F-8

     Pro Forma Combined Condensed Balance Sheet                         F-9

     Pro Forma Combined Condensed Income Statement                      F-10



Consolidated Pro Forma - May 31, 2000 (Unaudited)


     Cover Sheet                                                        PF-1

     Pro Forma Combined Condensed Balance Sheet                         PF-2

     Pro Forma Combined Condensed Income Statement                      PF-3

     Pro Forma Combined Condensed Statement of Cash Flows               PF-4



All schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto.

                         Nelson, Mayoka & Company, P.C.
                          Certified Public Accountants

                                 551 5th Avenue
                               New York, New York
                                   10176-0001
                                   __________
                               Tel (212) 697-7979
                               Fax (212) 697-8997
                                  DIRECT LINE

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of Genus International Corporation (A development Stage Company)

     We have audited the accompanying balance sheet of Genus International Corporation (A development Stage Company), as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genus International Corporation (A development Stage Company), as of December 31, 1999, and the results of its operations for the year ended December 31, 1999 in conformity with generally accepted accounting principles.

May 5, 2000
New York, New York

/s/Nelson, Wayoka and Company
Certified Public Accountants

                        GENUS INTERNATIONAL CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                               DECEMBER 31, 1999


                                     ASSETS


CURRENT ASSETS                                         $         -

     TOTAL ASSETS                                      _______________
                                                       $         -
                                                       ===============

                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:

     Accounts Payable and Accrued Expenses             $    30,120

STOCKHOLDERS EQUITY:

     Common stock - no par value, 2,000,000 shares
     authorized, 1,278,480 shares issued & outstanding           -

     Accumulated Deficit                                   (30,120)
                                                       _______________
          TOTAL STOCKHOLDERS EQUITY                        (30,120)
                                                       _______________
     TOTAL LIABILITIES AND STOCKHOLDERS EQUITY         $         -
                                                       ===============

                        GENUS INTERNATIONAL CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                                INCOME STATEMENT
                               DECEMBER 31, 1999


Sales                                                  $         -

Cost of Sales                                                    -
                                                       _______________
     Gross Profit                                                -

Selling general and administration                           1,643

Other Income (Expenses) net                                      -
                                                       _______________
Net Income (Loss) Before Taxes                             ( 1,643)

Provision for Income Taxes                                       -
                                                       _______________
     Net Income (Loss)                                 $   ( 1,643)
                                                       ===============

Net Income (Loss) Per Share                                (0.0013)
                                                       ===============
Average Number of Shares Outstanding                     1,278,480
                                                       _______________

                         GENUS INTERNATIONAL CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                   STATEMENT OF CHANGES TO STOCKHOLDERS EQUITY
                               DECEMBER 31, 1999


                                   Common stock
                            Number of                  Accumulated
                              Shares         Amount    (deficit)      Total


Balance-January 1, 1999       1,278,480      -         $ (28,477)     $(28,477)

Net Loss                              -      -           ( 1,643)      ( 1,643)
Shares issued                         -      -                 -            -
                              __________   _________   ___________    __________
Balance-December 31, 1999     1,278,480      $   -     $ (30,120)     $(30,120)

                        GENUS INTERNATIONAL CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                               DECEMBER 31, 1999

CASH FLOW FROM OPERATING ACTIVITIES:
     Net Income (Loss)                                 $   ( 1,643)

     Changes in assets and liabilities
          Increase (Decrease) in accounts payable            1,643
                                                       _______________
CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     -
                                                       _______________

CASH FLOW FROM FINANCING ACTIVITIES:
                                                       _______________
CASH PROVIDED (USED) BY FINANCING ACTIVITIES                     -

NET INCREASE (DECREASE) IN CASH                                  -

CASH AT BEGINNING OF YEAR                                        -
                                                       _______________
CASH AT END OF YEAR                                    $         -
                                                       ===============

Genus International Corporation
(A Developmental Stage Company)
Notes to Financial Statements
December 31, 1999

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization:

On January 21, 1985 Genus International Corporation (A Development Stage Company) ("the Company") was incorporated under the laws of Delaware, to engage in any business, which is permitted by the General Corporation Law of Delaware.

Development Stage:

The Company is currently in the development stage and has no significant operations to date.

Income Taxes:

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset federal income taxes.

Statement of Cash Flows:

For purposes of the statement of cash flows, the Company considers demand deposits and highly liquid-debt instruments purchased with a maturity of three months or less to be cash equivalents.

Cash paid for  interest  and taxes in the period  ended  December 31, 1999 was $
-0-.

Net (Loss) Per Common Share:

The net (loss) per common share is computed by dividing the net (loss) for the period by number of shares outstanding at December, 31, 1999.

Genus International Corporation
(A Developmental Stage Company)
Notes to Financial Statements
December 31, 1999

Note 2 - CAPITAL STOCK

Common Stock:

The COmpany initially authorized 100,000 shares, par value $1.00.

On July 9, 1996, a majority of the Genus International Corporation's shareholders authorized the amendment to the Company's Certificate of Incorporation to increase the number of shares the company authorized to issue from 1,500 shares of common stock, par value $1.00, to 1,100,000 shares of common stock, no par value. On July 9, 1996 a majority of the Genus International Corporation's shareholders authorized the amendments to the Company's Certificate of Incorporation to increase the number of shares the company authorized to issue from 1,100,000 shares of common stock, no par value, to 2,000,000 shares of common stock, no par value.

The Company is constantly seeking business opportunities and other means of financing to enable it to complete its business plan.

The company has declared no dividends through December 31, 1999.

Note 3 - RELATED PARTY EVENTS

The Company presently maintains its principal office 515 Madison Avenue, 21st Floor, New York, NY 10022.

                           March 31, 2000 (Unaudited)




     Pro Forma Combined Condensed Balance Sheet                         F-8

     Pro Forma Combined Condensed Income Statement                      F-9

     Pro Forma Combined Condensed Cash Flows                            F-10

                         GENUS INTERNATIONAL CORPORATION
                         (A Development Stage Company)
                                  BALANCE SHEET
                                 MARCH 31, 2000
                                  (UNAUDITED)



CURRENT ASSETS:

          TOTAL CURRENT ASSETS                         _______________
     TOTAL ASSETS                                      _______________
                                                                 0
                                                       ===============

LIABILITIES AND STOCKHOLDERS EQUITY

LIABILITIES:

     Accounts Payable and Accrued Expenses                     411
     Loans Payable                                          30,120
                                                       _______________
          TOTAL LIABILITIES                                 30,531

STOCKHOLDERS EQUITY:

     Common stock - no par value, 2,000,000 shares
     authorized, 1,278,480 shares issued & outstanding           0

     Accumulated Deficit                                   (30,531)
                                                       _______________
          TOTAL STOCKHOLDERS EQUITY                        (30,531)
                                                       _______________
     TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                   0
                                                       ===============

                         GENUS INTERNATIONAL CORPORATION
                         (A Development Stage Company)
                                INCOME STATEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2000
                                  (UNAUDITED)


Sales

Cost of Sales
                                                       _______________
     Gross Profit                                                0

Selling and Administrative                                     411

Other Income (Expenses) Net
                                                       _______________
Net Income (Loss) Before Taxes                                (411)

Provision for Income Taxes
                                                       _______________
     Net Income (Loss)                                        (411)
                                                       ===============

Net Income (Loss) Per Share                               -0.00032
                                                       ===============
Average Number of Shares Outstanding                     1,278,480
                                                       _______________

                         GENUS INTERNATIONAL CORPORATION
                         (A Development Stage Company)
                         STATEMENT OF CASH FLOWS
                      FOR THE QUARTER ENDED MARCH 31, 2000
                                  (UNAUDITED)


CASH FLOW FROM OPERATING ACTIVITIES:
     Net Income (Loss)                                           0

     Changes in assets and liabilities
          Increase (Decrease) in accounts payable                0
                                                       _______________
CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     0
                                                       _______________

CASH FLOW FROM FINANCING ACTIVITIES:
     Issuance of Common Stock                                    -
     Additional Paid in Capital                                  -
                                                       _______________
CASH PROVIDED (USED) BY FINANCING ACTIVITIES                     -

NET INCREASE (DECREASE) IN CASH                                  -

CASH AT BEGINNING OF YEAR                                        -
                                                       _______________
CASH AT END OF YEAR                                              -
                                                       ===============

               Consolidated Pro Forma - May 31, 2000 (Unaudited)




     Pro Forma Combined Condensed Balance Sheet                         PF-1

     Pro Forma Combined Condensed Income Statement                      PF-2

     Pro Forma Combined Condensed Statement of Cash Flows               PF-3

                         GENUS INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                  MAY 31, 2000
                                   (UNAUDITED)


ASSETS

     Current Assets:
          Cash                                               1,296
                                                       _______________

     Total Current Assets                                    1,296

     Other Assets
          Investment in Western Technology                     750
                                                       _______________
     Total Other Assets                                        750

          TOTAL ASSETS                                 $     2,046
                                                       ===============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

     Accounts Payable and Accrued Expenses                     411
     Loans Payable                                          30,120
                                                       _______________
          TOTAL LIABILITIES                                 30,531

STOCKHOLDERS EQUITY

     Common Stock - .001 par value - 50,000,000
     authorized, 1,632,971 issued                            1,633
     Additional Paid in Capital                                617
     Accumulated Deficit - Development Stage               (30,735)
                                                       ________________
     TOTAL STOCKHOLDERS EQUITY                             (26,485)
                                                       ________________
                                                       $     2,046
                                                       ================

                         GENUS INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                      CONSOLIDATED PRO INCOME STATEMENT
                          CALENDAR YEAR TO MAY 31, 2000
                                   (UNAUDITED)


Sales                                                            -
                                                       _______________

Cost of Sales                                                    -
                                                       _______________

Total Cost of Goods SOld                                         -
                                                       _______________
     Gross Profit                                                -
                                                       _______________

Selling, General and Administrative                            411
                                                       _______________
Total SG & A                                                   411
                                                       _______________

Other INcome (Expenses) Net                                      -


Net Income (Loss) Before Taxes                                   -

Provision for Income Tax                                         -
                                                       _______________
     Net Income (Loss)                                        (411)
                                                       ===============
Net Income (Loss) Per Share                               -0.00025
                                                       ===============
Average Number of Shares Outstanding                     1,632,971
                                                       ===============

                         GENUS INTERNATIONAL CORPORATION
                          (A Development Stage Company)
                 CONSOLIDATED PRO FORMA STATEMENT OF CASH FLOWS
                                  MAY 31, 2000
                                   (UNAUDITED)


CASH FLOW FROM OPERATING ACTIVITIES
     Net Income (Loss)                                        (411)
                                                       _______________
     CASH PROVIDED (USED) BY FINANCING ACTIVITIES             (411)
                                                       _______________

CASH FLOWS FROM FINANCING ACTIVITIES
     Issuance of Common Stock                                    -
                                                       _______________
     CASH PROVIDED (USED) BY FINANCING ACTIVITIES                -
                                                       _______________

NET INCREASE IN CASH and CASH EQUIVALENTS                     (411)

BEGINNING CASH                                               1,707
                                                       _______________
ENDING CASH AND CASH EQUIVALENTS                             1,296
                                                       ===============